SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) April 26, 2000


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000















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Item 5.  Other Events
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        In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-53327, No. 33-61339, No. 33-60069 and No. 333-86363), the registrant hereby files the following press release.


                                DuPont Contact:  Clif Webb
                                                 302-774-4005
                                                 r.clifton.webb@usa.dupont.com


          DuPont Commits To Specific Earnings Growth Target For 2000


        WILMINGTON, Del., April 26 -- DuPont Chairman and Chief Executive Officer Charles O. Holliday, Jr., today set a specific underlying earnings per share growth target of 17 to 20 percent for 2000.
        Speaking to shareholders at the DuPont annual meeting today, Holliday underscored his confidence in DuPont's business portfolio to deliver improved results for the year. DuPont earned $2.58 underlying earnings per share in 1999.
        "Based on the current outlook for global economic growth and our commitment to executing aggressive growth plans, I am confident we will meet our target for increasing underlying earnings per share between 17 and 20 percent in 2000," Holliday said.
        DuPont is a science company, delivering science-based solutions that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation. Founded in 1802, the company operates in 65 countries and has 94,000 employees.




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Forward-Looking Statements:  This news release contains forward-looking state-
ments based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product develop-ment, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in DuPont's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which the company does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; and seasonality of sales of agricultural products.

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4/26/00










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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




April 26, 2000









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